UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2018, Destination XL Group, Inc. (the “Company”) and its Chief Executive Officer, Mr. David A. Levin, entered into a letter agreement (the “Letter Agreement”).  The Letter Agreement is a supplement to the Transition Agreement between the Company and Mr. Levin dated as of March 20, 2018, as amended (the “Transition Agreement”).

Under the terms of the Transition Agreement, Mr. Levin is serving as Chief Executive Officer through the earlier of December 31, 2018 or the date that the Company employs a full-time successor CEO.  The purpose of the Letter Agreement is to set forth Mr. Levin’s initial transition duties and consulting activities that he will be required to perform under the terms of the Transition Agreement in the event that the Company does not have a successor CEO by December 31, 2018 and, pursuant to the terms of the Transition Agreement, Mr. Levin resigns as President and Chief Executive Officer and as a Director of the Company on January 1, 2019.

In accordance with the terms of the Letter Agreement, effective January 1, 2019, if no successor CEO has commenced employment by that date, Mr. Levin will begin serving as the Company’s acting CEO and, as such, its principal executive officer (collectively, “Acting CEO”) through the earliest of: (i) April 30, 2019 (subject to an extension by the Company on the same terms through no later than June 30, 2019); (ii) the date that a successor CEO commences employment or (iii) termination of his employment by the Company.  As compensation, Mr. Levin will receive $200,000 per month but in no event less than $800,000.

The foregoing description of the Letter Agreement is only a summary of, and is qualified in its entirety by reference to, the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

10.1	Letter Agreement between the Company and David A. Levin dated November 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	November 30, 2018	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, General Counsel and Secretary